                                                                                                                Dated:  February 27, 2006

                                                          Rate Cap Transaction

                                                       Re: BNY Reference No. 37303

Ladies and Gentlemen:

         The purpose of this letter  agreement  ("Agreement")  is to confirm the terms and conditions of the rate cap Transaction  entered into on the Trade Date  specified  below (the  "Transaction")  between The Bank of New York ("BNY"),  a trust  company duly  organized and existing under the laws of the State of New York and U.S. Bank National  Association,  not  individually,  but solely as Trustee on behalf of RALI 2006-QS2 (the  "Counterparty").  This  Agreement,  which  evidences a complete and binding  agreement  between you and us to enter into the Transaction on the terms set forth below,  constitutes a  "Confirmation"  as referred to in the "ISDA Form Master  Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement

1.       Form  of  Agreement.  This  Agreement  is  subject  to the  2000  ISDA  Definitions  (the  "Definitions"),  as  published  by the
International  Swaps and  Derivatives  Association,  Inc.  ("ISDA").  You and we have  agreed  to enter  into  this  Agreement  in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement  (Multicurrency--Cross  Border) form (the "ISDA Form Master  Agreement").  An ISDA
Form Master Agreement,  as modified by the Schedule terms in Section 4 of this Confirmation (the "Master  Agreement"),  shall be deemed to have been executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency  between the provisions of this Agreement and the Definitions or the ISDA Form Master  Agreement,  this Agreement  shall prevail for purposes of the  Transaction.
Capitalized  terms not otherwise  defined herein or in the  Definitions or the Master  Agreement  shall have the meaning  defined for such term in the Series  Supplement,  dated as of February 1, 2006,  to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of
February 1, 2006 (together the "Pooling and Servicing Agreement").
..

2.       Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:               Rate Cap

         Notional Amount:                   With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                        February 7, 2006

         Effective Date:            March 25, 2006

         Termination Date:                  April 25, 2015, subject to adjustment in accordance with the Following Business Day
                                            Convention.

     Fixed Amounts:

         Fixed Amount Payer:                Counterparty

         Fixed Amount:                      USD 1,763,000.00

         Fixed Amount
         Payment Date:                      February 28, 2006 subject to adjustment in accordance with the Following Business Day
                                            Convention.

     Floating Amounts:

         Floating Rate Payer:               BNY

         Cap Rate:                          5.00%

         Floating Rate Payer
                  Period End Dates:         The 25th calendar day of each month during the Term of this Transaction, commencing April
                                            25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the
                                            Following Business Day Convention.
         Unadjusted for Period
         End Dates:                         Applicable

         Floating Rate Payer
                  Payment Dates:            Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2)
                                            Business Day preceding each Floating Rate Payer Period End Date.

         Floating Rate Option:              USD-LIBOR-BBA; provided, however, if the Floating Rate determined from such Floating Rate
                                            Option for a Calculation Period is greater than 9.00% then the Floating Rate for such
                                            Calculation Period shall be deemed equal to 9.00%.

         Designated Maturity:               One month

         Floating Rate Day
         Count Fraction:                    30/360

         Reset Dates:                       The first day of each Calculation Period

         Compounding:                       Inapplicable

         Business Days:                     New York

         Business Day Convention:   Following

         Calculation Agent:                 BNY

3.       Additional Provisions:

         1)       Reliance.  Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or  refrained from engaging in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

         2)       Transfer, Amendment and Assignment. No transfer,  amendment, waiver, supplement,  assignment or other modification of this  Transaction  shall be  permitted by either party  unless each of Standard & Poor's  Ratings  Service,  a division of The
         McGraw-Hill  Companies,  Inc ("S&P"),  Moody's Investors Service,  Inc. ("Moody's") and Fitch Ratings ("Fitch"),  (the "Rating
         Agencies"),  has been provided notice of the same and confirms in writing  (including by facsimile  transmission)  within five
         Business Days after such notice is given that it will not downgrade,  qualify,  withdraw or otherwise  modify its then-current rating of the Class 1A-10 Certificates (the "Certificates").

4.       Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)       No Netting Between  Transactions.  The parties agree that  subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement
                  will apply to any Transaction.

         2)       Termination Provisions.  Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

                  (a)      "Specified Entity" is not applicable to BNY or Counterparty for any purpose.

                  (b)      "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

                  (c)      "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

                  (d)      "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

                  (e)      "Default  under  Specified  Transaction"  is not  applicable  to BNY or  Counterparty  for any purpose,  and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

                  (f)      The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

                  (g)      The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

                  (h)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

                  (i)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

                  (j)      Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

                           (i)      Market Quotation will apply.

                           (ii)     The Second Method will apply.

                  (k)      "Termination Currency" means United States Dollars.

         3)       Tax Representations.

                  (a)      Payer  Representations.  For the purpose of Section 3(e) of this  Agreement,  BNY and  Counterparty  make the following representations:

                           It is not required by any applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

                           (i)      the  accuracy  of any  representations  made by the other  party  pursuant  to Section  3(f) of this
                                    Agreement;

                           (ii)     the  satisfaction of the agreement  contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness  of any document  provided by the other party  pursuant to Section 4
                                    (a)(i) or 4(a)(iii) of this Agreement; and

                           (iii)    the  satisfaction  of the agreement of the other party  contained in Section 4(d) of this Agreement, provided  that it shall not be a breach of this  representation  where  reliance is placed on clause
                                    (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material prejudice of its legal or commercial position.

                  (b)      Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

                           (i)      The following representation will apply to BNY:

                                    (x) It is a "U.S. person" (as that term is used in section  1.1441-4(a)(3)(ii)  of the United States
                                    Treasury  Regulations)  for United States  federal  income tax  purposes,  (y) it is a trust company duly  organized  and  existing  under the laws of the State of New York,  and (y) its U.S.  taxpayer identification number is 135160382.

                           (ii)     The following representation will apply to the Counterparty:

                                    The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States
                                    federal income tax purposes.

         4)       Documents to be delivered.  For the purpose of Section 4(a):

                  (a)      Tax forms, documents or certificates to be delivered are:

Party required to deliver                                                                          Covered by Section 3(d)
document                     Form/Document/ Certificate                      Date by which to be   Representation
                                                                             delivered

BNY and Counterparty  Any document required or reasonably requested to         Upon the execution and         Yes
                      allow the other party to make payments under this        delivery of this Agreement
                      Agreement without any deduction or withholding for
                      or on the account of any tax.

                  (b)      Other documents to be delivered are:

Party required to deliver      Form/Document/ Certificate                  Date by which to be     Covered by Section 3(d)
document                                                                   delivered               Representation
BNY                   A certificate of an authorized officer of the party,     Upon the execution and         Yes
                      as to the incumbency and authority of the respective     delivery of this Agreement
                      officers of the party signing this Agreement, any
                      relevant Credit Support Document, or any Confirmation,
                      as the case may be
Counterparty          (i) a copy of the executed Pooling and Servicing         Delivery of execution copy     Yes
                      Agreement, and (ii) an incumbency certificate            within 15 days of closing
                      verifying the true signatures and authority of the
                      person or persons signing this letter agreement on
                      behalf of the Counterparty
BNY                   A copy of the most recent publicly available             Promptly after request by      Yes
                      regulatory call report.                                  the other party
BNY                   Legal Opinion as to enforceability of the Swap           Upon the execution and         Yes
                      Agreement                                                delivery of this Agreement.
Counterparty          Certified copy of the Board of Directors resolution      Upon the execution and         Yes
                      (or equivalent authorizing documentation) which sets     delivery of this Agreement.
                      forth the authority of each signatory to the
                      Confirmation signing on its behalf and the authority
                      of such party to enter into Transactions contemplated
                      and performance of its obligations hereunder.

         5)  Miscellaneous.

                  (a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

                           Address for notices or communications to BNY:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    Global Market Division
                                    32 Old Slip 15th Floor
                                    New York, New York 10286
                                    Attention: Steve Lawler

                                    with a copy to:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    32 Old Slip 16th Floor
                                    New York, New York 10286
                                    Attention: Andrew Schwartz
                                    Tele: 212-804-5103
                                    Fax: 212-804-5818/5837

                                    (For all purposes)

                           Address for notices or communications to the Counterparty:

                                    U.S. Bank National Association
                                    EP-MN-WS3D
                                    60 Livingston Avenue
                                    St. Paul, Minnesota 55107
                                    Attn: RALI Series 2006-QS2 Trust
                                    Fax: 651-495-8090

                                    (For all purposes)

                  (b)      Process Agent.  For the purpose of Section 13(c):

                           BNY appoints as its Process Agent: Not Applicable

                           The Counterparty appoints as its Process Agent:      Not Applicable

                  (c)      Offices.  The  provisions  of  Section  10(a)  will  not  apply  to  this  Agreement;  neither  BNY  nor  the
                           Counterparty  have any  Offices  other than as set forth in the  Notices  Section  and BNY agrees  that,  for purposes of Section  6(b) of this  Agreement,  it shall not in future  have any Office  other than one in the
                           United States.

                  (d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                                    BNY is not a Multibranch Party.

                                    The Counterparty is not a Multibranch Party.

                  (e)      Calculation Agent.  The Calculation Agent is BNY.

                  (f)      Credit Support Document.           Not applicable for either BNY or the Counterparty.

                  (g)      Credit Support Provider.

                                    BNY:                      Not Applicable

                                    The Counterparty:Not Applicable

                  (h)      Governing  Law.  The  parties  to this  Agreement  hereby  agree  that the law of the State of New York shall govern their rights and duties in whole,  without  regard to conflict of law  provisions  thereof  other than
                           New York General Obligations Law Sections 5-1401 and 5-1402.

                  (i)      Severability.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or  circumstance,  shall be held to be  invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this  Agreement will not substantially impair the respective benefits or expectations of the parties.

                           The parties  shall  endeavor  to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition, the  economic  effect of which  comes as close as  possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

                  (j)      Recording of  Conversations.  Each party (i) consents to the  recording  of telephone  conversations  between the trading,  marketing and other relevant  personnel of the parties in connection with this Agreement or any potential  Transaction,  (ii) agrees to obtain any  necessary  consent of, and give any  necessary  notice of such recording to, its relevant  personnel and (iii) agrees,  to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

                  (k)      Waiver  of Jury  Trial.  Each  party  waives  any  right  it may have to a trial  by jury in  respect  of any
                           Proceedings relating to this Agreement or any Credit Support Document.

                  (l)      Non-Recourse.  Notwithstanding  any  provision  herein or in the ISDA Form Master  Agreement to the contrary, the obligations of Counterparty  hereunder are limited recourse  obligations of Counterparty,  payable solely from the Trust Fund (as defined in the Pooling and Servicing  Agreement) and the proceeds  thereof to satisfy
                           Counterparty's  obligations  hereunder.  In the event  that the Trust  Fund and  proceeds  thereof  should be insufficient  to satisfy all claims  outstanding  and  following  the  realization  of the Trust Fund and the distribution  of the proceeds  thereof in  accordance  with the Pooling and Servicing  Agreement,  any claims against or  obligations  of  Counterparty  under the ISDA Form  Master  Agreement  or any other  confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

                  (m)      Limitation on  Institution  of  Bankruptcy  Proceedings.  BNY shall not institute  against or cause any other person to  institute  against,  or join any  other  person  in  instituting  against  the  Counterparty,  any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  under any of the laws of the  United  States  or any other  jurisdiction,  for a period of one year and one day (or,  if  longer,  the applicable preference period) following indefeasible payment in full of the Certificates.

                  (n)      Remedy of Failure to Pay or Deliver.  The ISDA Form Master Agreement in hereby amended as follows:

                           The word  "third"  shall be  replaced by the word  "second" in the third line of Section  5(a)(i) of the ISDA
                           Form Master Agreement.

                  (o)      "Affiliate" will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided that the  Counterparty  shall not be deemed to have any Affiliates for purposes of this  Agreement,  including for purposes of Section 6(b)(ii).

         6)       Additional  Representations.  Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding,  before the close  parenthesis in the  introductory  sentence  thereof,  the words ", and, in the case of the  representations  in
                  Section 3(i), at all times", and, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  It is not relying on any statement or  representation of the other party regarding the
                                    Transaction  (whether  written  or oral),  other  than the  representations  expressly  made in this
                                    Agreement or the Confirmation in respect of that Transaction.

                           (2)      Evaluation and Understanding.

                                    (i)     It is acting for its own account and has the  capacity  to evaluate  (internally  or through independent  professional  advice) the  Transaction  and has made its own  decision to enter into the  Transaction  and, in the case of U.S.  Bank National  Association,  it has entered into this  Agreement  pursuant to direction  received by it under the Pooling and  Servicing
                                            Agreement;  it is not relying on any  communication  (written or oral) of the other party as investment  advice  or  as a  recommendation  to  enter  into  such  transaction;  it  being understood  that  information and  explanations  related to the terms and conditions of such transaction  shall not be considered  investment  advice or a  recommendation  to enter into such  transaction.  No  communication  (written or oral) received from the other party shall be deemed to be an assurance or  guarantee  as to the expected  results of the  transaction;
                                            and

                                    (ii)    It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and  conditions  and to assume (and does, in fact assume) those risks, financially and otherwise.

                           (3)      Principal.  The other  party is not acting as a  fiduciary  or an advisor  for it in respect of this
                                    Transaction.

                  (h)      Exclusion from Commodities  Exchange Act. (A) It is an "eligible contract  participant" within the meaning of
                           Section  1a(12) of the  Commodity  Exchange  Act, as amended;  (B) this  Agreement  and each  Transaction  is subject to individual  negotiation by such party;  and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading  facility"  within the meaning of Section  1a(33) of the Commodity  Exchange
                           Act, as amended.

                  (i)      ERISA.  (Pension  Plans).  It is not a pension plan or employee  benefits  plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

         7)       Set-off.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreement  (but without limiting the  provisions of Section 2(c) and Section 6 of the Master  Agreement),  each party  irrevocably  waives any and all  rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend  or  condition  payment  or performance  of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The last  sentence of the first  paragraph  of Section 6(e) of the ISDA Form
                  Master Agreement shall not apply for purposes of this Transaction.

         8)       Additional  Termination  Events.  Additional  Termination  Events will apply.  If a Ratings Event has occurred and BNY has not,  within 30 days,  complied  with Section 9 below,  then an Additional  Termination  Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

         9)       Ratings Event.

                  (i)      For purposes of this Transaction:

                           (a)      "Qualifying  Ratings" means,  with respect to BNY (or any applicable  credit support provider or any party to which this Agreement may be assigned pursuant to (9)(ii) below):

                                    (x)     a rating by Moody's of its short-term  unsecured and  unsubordinated  debt that exceeds "P-1 on watch  for  downgrade",  and of its  long-term  unsecured  and  unsubordinated  debt that
                                            exceeds  "A1  on  watch  for  downgrade"  (or,  if  it  has  no  short-term   unsecured  and
                                            unsubordinated  debt rating,  a long term rating that exceeds "Aa3 on watch for downgrade"),
                                            or

                                    (y)     a  rating  by S&P or "F-1" by Fitch of its  short-term  unsecured  and  unsubordinated  debt rating that equals or exceeds "A-1".

                           (b)      A "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if:

                                    (x)     its  short-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced to "P-2"
                                            or below by Moody's and its long-term  unsecured and unsubordinated  debt is reduced to "A3"
                                            or below (or, if it has no short-term  unsecured and  unsubordinated  debt rating,  its long term rating is reduced to "A2" or below) by Moody's, or

                                    (y)     its  long-term  unsecured  and  unsubordinated  debt rating is  withdrawn  or reduced  below
                                            "BBB-" by S&P or Fitch.

                                    Such events  include those  occurring in connection  with a merger,  consolidation  or other similar transaction  by BNY or any  applicable  credit  support  provider,  but they  shall be deemed not to occur if, within 30 days thereafter,  each of Moody's,  S&P and Fitch has reconfirmed the ratings of the  Certificates,  as  applicable,  which  were  in  effect  immediately  prior  thereto.  For  the avoidance  of doubt,  a downgrade  of the rating on the  Certificates  could occur in the event that
                                    BNY does not post sufficient collateral.

                           (c)      "Rating Agency  Condition"  means,  with respect to any  particular  proposed act or omission to act hereunder,  that the  Counterparty  shall have  received  prior  written  confirmation  from each of
                                    Moody's,  S&P and Fitch,  and shall have provided notice thereof to BNY, that the proposed action or inaction  would  not  cause  a  downgrade  or  withdrawal  of  their  then-current  ratings  of  the
                                    Certificates.

                  (ii)     Ratings  Event.  Subject to  satisfaction  of the Rating  Agency  Condition,  if a Ratings  Event occurs with respect to BNY (or any applicable credit support  provider),  then BNY shall, at its own expense,  within ten
                           (10) Business Days of such Ratings Event:

                           (x)      assign this  Transaction  to a third party,  the ratings of the debt of which (or the ratings of the debt of the credit  support  provider  of which)  meet or exceed the  Qualifying  Ratings,  on terms substantially similar to this Agreement, which party is approved by the Counterparty,  such approval not to be unreasonably withheld,

                           (y)      obtain a guaranty of, or a  contingent  agreement  of,  another  person,  the ratings of the debt of which (or the  ratings  of the debt of the  credit  support  provider  of which)  meet or exceed the
                                    Qualifying  Ratings,  to honor BNY's  obligations  under this  Agreement,  provided  that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                           (z)      establish any other arrangement  approved by the Counterparty,  such approval not to be unreasonably withheld  and  satisfactory  to  Moody's,  S&P and Fitch  which will be  sufficient  to restore  the immediately prior ratings of their Certificates.

10)      Compliance  with  Regulation AB. It shall be a disclosure  event  ("Disclosure  Event") if, on any Business Day after the date hereof,  Sponsor  requests  from BNY the  financial  information  described in Item 1115(b) of Regulation AB under the
                  Securities  Act of 1933,  as amended,  and the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act")
                  ("Regulation  AB"),  (such request to be based on the reasonable  determination by Sponsor,  in good faith,  that such information  is required  under  Regulation  AB) (the "Reg AB Financial  Disclosure").  Within 10 Business Days of the
                  occurrence  of a Reg AB  Disclosure  Event,  BNY,  at its own  expense,  shall (a)  provide to the  Sponsor the Reg AB
                  Financial  Disclosure,  or (b) secure another entity to replace BNY as party to this Agreement on terms  substantially similar to this Agreement and subject to prior  notification  to the applicable  Rating  Agencies,  the debt rating of which entity (or  guarantor  therefor)  meets or exceeds the qualified  ratings (or which  satisfies the Rating Agency
                  Condition)  and which  entity is able to comply  with the  requirement  of Item  1115(b)  of Reg AB. If  permitted  by
                  Regulation  AB, any required Reg AB Financial  Disclosure may be provided by  incorporation  by reference from reports filed pursuant to the Exchange Act.

         11)      Additional  Provisions.  Notwithstanding  the  terms  of  Sections  5 and 6 of the  ISDA  Form  Master  Agreement,  if
                  Counterparty  has  satisfied its payment  obligations  under Section  2(a)(i) of the ISDA Form Master  Agreement,  and
                  shall, at the time, have no future payment or delivery  obligation,  whether  absolute or contingent,  then unless BNY is required  pursuant to appropriate  proceedings to return to Counterparty or otherwise  returns to Counterparty upon demand of  Counterparty  any portion of such payment,  (a) the occurrence of an event described in Section 5(a) of the
                  ISDA Form Master  Agreement with respect to  Counterparty  shall not constitute an Event of Default or Potential Event of Default with respect to  Counterparty  as the Defaulting  Party and (b) BNY shall be entitled to designate an Early
                  Termination Date pursuant to Section 6 of the ISDA Form Master  Agreement only as a result of a Termination  Event set forth in either  Section  5(b)(i) or Section  5(b)(ii) of the ISDA Form Master  Agreement  with  respect to BNY as the
                  Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

         12)      Payments.  BNY will, unless otherwise  directed by the Trustee,  make all payments  hereunder to the Trustee.  Payment made to the Trustee at the account  specified  herein or to another account  specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

         13)      Limitation of Trustee  Liability.  Notwithstanding  anything  herein to the contrary,  it is expressly  understood and agreed by the  parties  hereto  that (a) this letter  agreement  is  executed  and  delivered  by U.S.  Bank  National
                  Association ("U.S.  Bank"),  not individually or personally,  but solely as Trustee of the RALI Series 2006-QS2 Trust, in  the  exercise  of the  powers  and  authority  conferred  and  vested  in it,  (b)  each  of the  representations, undertakings  and  agreements  herein made on the part of the RALI Series  2006-QS2  Trust is made and intended not as personal  representations,  undertakings  and  agreements  by U.S.  Bank but is made and  intended  for the purpose of binding  only the RALI Series  2006-QS2  Trust,  (c) nothing  herein  contained  shall be  construed  as creating  any liability on U.S. Bank,  individually  or personally,  to perform any covenant either  expressed or implied  contained herein,  all such  liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by, through  or under  the  parties  hereto;  provided  that  nothing  in this  paragraph  shall  relieve  U.S.  Bank from performing its duties and  obligations  under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and (d) under no  circumstances  shall U.S. Bank be personally  liable for the payment of any indebtedness  or expenses of the RALI Series  2006-QS2 Trust or be liable for the breach or failure of any obligation, representation,  warranty  or  covenant  made or  undertaken  by the RALI  Series  2006-QS2  Trust  under this  letter agreement or any other related documents.

5.       Account Details and Settlement Information:

         Payments to BNY:

                  The Bank of New York
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attention: Renee Etheart
                  ABA #021000018
                  Account #890-0068-175
                  Reference: Interest Rate Cap

         Payments to Counterparty:

                  U.S. Bank National Association
                  ABA No: 091000022
                  Acct No. 1731-0332-2058
                  Reference: RALI Series 2006-QS2 Trust
                  Attn: Josh Wilkening
                  Ref Account No: 793010000

6.  Counterparts.  This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Please  confirm that the foregoing  correctly  sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative  Products  Support Dept.,  Attn: Kenny Au-Yeung at  212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed this  Transaction  with you and we look forward to completing  other  transactions  with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:      /s/ Renee Etheart

         Name:  Renee Etheart

         Title:  Vice President

The  Counterparty,  acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

U.S. BANK NATIONAL ASSOCIATION
SOLELY AS TRUSTEE FOR RALI-2006 QS2

By:      /s/ Tamara Shultz-Fugh

         Name: Tamara Shultz-Fugh

         Title:  Vice President

                                                               SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

------------------------------------------------------------------------
                                                  Notional Amount: in
  ACCRUAL START DATE       ACCRUAL END DATE               USD
------------------------------------------------------------------------
       3/25/2006               4/25/2006            104,956,531.71
------------------------------------------------------------------------
       4/25/2006               5/25/2006            104,123,260.46
------------------------------------------------------------------------
       5/25/2006               6/25/2006            103,173,846.29
------------------------------------------------------------------------
       6/25/2006               7/25/2006            102,110,136.63
------------------------------------------------------------------------
       7/25/2006               8/25/2006            100,934,190.27
------------------------------------------------------------------------
       8/25/2006               9/25/2006             99,648,273.89
------------------------------------------------------------------------
       9/25/2006              10/25/2006             98,254,857.79
------------------------------------------------------------------------
      10/25/2006              11/25/2006             96,756,611.04
------------------------------------------------------------------------
      11/25/2006              12/25/2006             95,156,396.02
------------------------------------------------------------------------
      12/25/2006               1/25/2007             93,457,460.71
------------------------------------------------------------------------
       1/25/2007               2/25/2007             91,751,558.14
------------------------------------------------------------------------
       2/25/2007               3/25/2007             90,072,393.74
------------------------------------------------------------------------
       3/25/2007               4/25/2007             88,419,641.04
------------------------------------------------------------------------
       4/25/2007               5/25/2007             86,792,977.41
------------------------------------------------------------------------
       5/25/2007               6/25/2007             85,192,083.97
------------------------------------------------------------------------
       6/25/2007               7/25/2007             83,616,645.59
------------------------------------------------------------------------
       7/25/2007               8/25/2007             82,066,350.80
------------------------------------------------------------------------
       8/25/2007               9/25/2007             80,540,891.78
------------------------------------------------------------------------
       9/25/2007              10/25/2007             79,039,964.29
------------------------------------------------------------------------
      10/25/2007              11/25/2007             77,563,267.67
------------------------------------------------------------------------
      11/25/2007              12/25/2007             76,110,504.73
------------------------------------------------------------------------
      12/25/2007               1/25/2008             74,681,381.79
------------------------------------------------------------------------
       1/25/2008               2/25/2008             73,275,608.59
------------------------------------------------------------------------
       2/25/2008               3/25/2008             71,892,898.22
------------------------------------------------------------------------
       3/25/2008               4/25/2008             70,532,967.17
------------------------------------------------------------------------
       4/25/2008               5/25/2008             69,195,535.21
------------------------------------------------------------------------
       5/25/2008               6/25/2008             67,880,325.38
------------------------------------------------------------------------
       6/25/2008               7/25/2008             66,587,063.96
------------------------------------------------------------------------
       7/25/2008               8/25/2008             65,315,480.40
------------------------------------------------------------------------
       8/25/2008               9/25/2008             64,065,307.34
------------------------------------------------------------------------
       9/25/2008              10/25/2008             62,836,280.50
------------------------------------------------------------------------
      10/25/2008              11/25/2008             61,628,138.70
------------------------------------------------------------------------
      11/25/2008              12/25/2008             60,440,623.80
------------------------------------------------------------------------
      12/25/2008               1/25/2009             59,273,480.68
------------------------------------------------------------------------
       1/25/2009               2/25/2009             58,126,457.16
------------------------------------------------------------------------
       2/25/2009               3/25/2009             56,999,304.03
------------------------------------------------------------------------
       3/25/2009               4/25/2009             55,891,774.97
------------------------------------------------------------------------
       4/25/2009               5/25/2009             54,803,626.52
------------------------------------------------------------------------
       5/25/2009               6/25/2009             53,734,618.06
------------------------------------------------------------------------
       6/25/2009               7/25/2009             52,684,511.77
------------------------------------------------------------------------
       7/25/2009               8/25/2009             51,653,072.59
------------------------------------------------------------------------
       8/25/2009               9/25/2009             50,640,068.22
------------------------------------------------------------------------
       9/25/2009              10/25/2009             49,645,269.03
------------------------------------------------------------------------
      10/25/2009              11/25/2009             48,668,448.07
------------------------------------------------------------------------
      11/25/2009              12/25/2009             47,709,381.04
------------------------------------------------------------------------
      12/25/2009               1/25/2010             46,767,846.23
------------------------------------------------------------------------
       1/25/2010               2/25/2010             45,843,624.51
------------------------------------------------------------------------
       2/25/2010               3/25/2010             44,936,499.32
------------------------------------------------------------------------
       3/25/2010               4/25/2010             44,046,256.57
------------------------------------------------------------------------
       4/25/2010               5/25/2010             43,172,684.69
------------------------------------------------------------------------
       5/25/2010               6/25/2010             42,315,574.56
------------------------------------------------------------------------
       6/25/2010               7/25/2010             41,474,719.48
------------------------------------------------------------------------
       7/25/2010               8/25/2010             40,649,915.15
------------------------------------------------------------------------
       8/25/2010               9/25/2010             39,840,959.64
------------------------------------------------------------------------
       9/25/2010              10/25/2010             39,047,653.36
------------------------------------------------------------------------
      10/25/2010              11/25/2010             38,269,799.04
------------------------------------------------------------------------
      11/25/2010              12/25/2010             37,507,201.69
------------------------------------------------------------------------
      12/25/2010               1/25/2011             36,759,475.51
------------------------------------------------------------------------
       1/25/2011               2/25/2011             36,026,627.17
------------------------------------------------------------------------
       2/25/2011               3/25/2011             35,308,468.34
------------------------------------------------------------------------
       3/25/2011               4/25/2011             34,647,354.47
------------------------------------------------------------------------
       4/25/2011               5/25/2011             34,000,335.34
------------------------------------------------------------------------
       5/25/2011               6/25/2011             33,367,229.36
------------------------------------------------------------------------
       6/25/2011               7/25/2011             32,747,857.01
------------------------------------------------------------------------
       7/25/2011               8/25/2011             32,142,040.87
------------------------------------------------------------------------
       8/25/2011               9/25/2011             31,549,605.55
------------------------------------------------------------------------
       9/25/2011              10/25/2011             30,970,377.69
------------------------------------------------------------------------
      10/25/2011              11/25/2011             30,404,185.95
------------------------------------------------------------------------
      11/25/2011              12/25/2011             29,850,860.95
------------------------------------------------------------------------
      12/25/2011               1/25/2012             29,310,235.25
------------------------------------------------------------------------
       1/25/2012               2/25/2012             28,782,143.37
------------------------------------------------------------------------
       2/25/2012               3/25/2012             28,266,421.72
------------------------------------------------------------------------
       3/25/2012               4/25/2012             27,776,353.40
------------------------------------------------------------------------
       4/25/2012               5/25/2012             27,298,197.81
------------------------------------------------------------------------
       5/25/2012               6/25/2012             26,831,797.75
------------------------------------------------------------------------
       6/25/2012               7/25/2012             26,376,997.79
------------------------------------------------------------------------
       7/25/2012               8/25/2012             25,933,644.33
------------------------------------------------------------------------
       8/25/2012               9/25/2012             25,501,585.52
------------------------------------------------------------------------
       9/25/2012              10/25/2012             25,080,671.26
------------------------------------------------------------------------
      10/25/2012              11/25/2012             24,670,753.19
------------------------------------------------------------------------
      11/25/2012              12/25/2012             24,271,684.65
------------------------------------------------------------------------
      12/25/2012               1/25/2013             23,883,320.67
------------------------------------------------------------------------
       1/25/2013               2/25/2013             23,505,517.93
------------------------------------------------------------------------
       2/25/2013               3/25/2013             22,685,280.15
------------------------------------------------------------------------
       3/25/2013               4/25/2013             21,674,008.30
------------------------------------------------------------------------
       4/25/2013               5/25/2013             20,672,531.36
------------------------------------------------------------------------
       5/25/2013               6/25/2013             19,680,715.58
------------------------------------------------------------------------
       6/25/2013               7/25/2013             18,698,428.77
------------------------------------------------------------------------
       7/25/2013               8/25/2013             17,725,540.25
------------------------------------------------------------------------
       8/25/2013               9/25/2013             16,761,920.85
------------------------------------------------------------------------
       9/25/2013              10/25/2013             15,807,442.91
------------------------------------------------------------------------
      10/25/2013              11/25/2013             14,861,980.21
------------------------------------------------------------------------
      11/25/2013              12/25/2013             13,925,408.00
------------------------------------------------------------------------
      12/25/2013               1/25/2014             12,997,602.96
------------------------------------------------------------------------
       1/25/2014               2/25/2014             12,078,443.20
------------------------------------------------------------------------
       2/25/2014               3/25/2014             11,167,808.22
------------------------------------------------------------------------
       3/25/2014               4/25/2014             10,288,356.26
------------------------------------------------------------------------
       4/25/2014               5/25/2014             9,416,767.49
------------------------------------------------------------------------
       5/25/2014               6/25/2014             8,552,930.96
------------------------------------------------------------------------
       6/25/2014               7/25/2014             7,696,737.00
------------------------------------------------------------------------
       7/25/2014               8/25/2014             6,848,077.22
------------------------------------------------------------------------
       8/25/2014               9/25/2014             6,006,844.44
------------------------------------------------------------------------
       9/25/2014              10/25/2014             5,172,932.72
------------------------------------------------------------------------
      10/25/2014              11/25/2014             4,346,237.34
------------------------------------------------------------------------
      11/25/2014              12/25/2014             3,526,654.76
------------------------------------------------------------------------
      12/25/2014               1/25/2015             2,714,082.65
------------------------------------------------------------------------
       1/25/2015               2/25/2015             1,908,419.83
------------------------------------------------------------------------
       2/25/2015               3/25/2015             1,109,566.27
------------------------------------------------------------------------
       3/25/2015               4/25/2015              337,481.22
------------------------------------------------------------------------